EXHIBIT 10.1

                 NINTH AMENDMENT OF LOAN AND SECURITY AGREEMENT

     This Ninth Amendment of Loan and Security Agreement (the "Ninth Amendment") is entered into as of September 30, 2003, between and among U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent (the "Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Loan Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to below individually as a "Lender" and collectively as the "Lenders"), and 3D SYSTEMS CORPORATION (the "Parent"), and each of Parent's Subsidiaries identified on the signature pages of this Ninth Amendment (such Subsidiaries, together with the Parent, are referred to below individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers").

                                    RECITALS

     A. The Borrowers and the Lenders are parties to a Loan and Security Agreement dated as of May 21, 2001. That agreement, as amended by the first through eighth amendments thereof and by the first and second waiver agreements with respect thereto, is referred to in this Ninth Amendment as the "Loan Agreement."

     B. Pursuant to the terms of the Loan Agreement, the Lenders extend a revolving credit facility to the Borrowers. Capitalized terms used in this Ninth Amendment that are not defined herein have the meanings assigned to such terms in the Loan Agreement.

     C. An Event of Default exists under the Loan Agreement as a result of the Borrowers' failure to comply with the financial covenants contained in Section 7.20(a) of the Loan Agreement (the "Existing Financial Covenant Defaults"). Furthermore, the Obligations are scheduled to mature on September 30, 2003.

     D. The Borrowers have asked the Lenders to extend the maturity date of the Obligations through October 31, 2003, and to waive the Existing Financial Covenant Defaults. The Lenders are willing to do so, subject to the terms and conditions set forth in this Ninth Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Ninth Amendment agree as follows:

                              TERMS AND CONDITIONS

                                   ARTICLE I

                              CONDITIONS SUBSEQUENT

     1.1 CONDITIONS SUBSEQUENT. This Ninth Amendment, and the Lenders' obligations hereunder, shall not be effective until all of the following events occur:

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


     (a) EXECUTION OF THE NINTH AMENDMENT. The Borrowers shall have executed this Ninth Amendment and delivered it to the Agent;

     (b) REAFFIRMATION OF THE GUARANTY. 3D Holdings, LLC, shall have executed and delivered to U.S. Bank the form of Acknowledgment, Consent, and Reaffirmation of Guaranty set forth in Annex I to this Ninth Amendment;

     (c) PAYMENT OF LOAN EXTENSION FEE. The Borrowers shall have paid the Lenders the $10,000 loan extension fee owed pursuant to paragraph 2.2 of this Ninth Amendment; and

     (d) LEGAL FEES. The Borrowers shall have paid the Lenders $1,975 to reimburse the Lenders for legal fees incurred in connection with this Ninth Amendment.

If all of the above-described conditions subsequent have not been satisfied (or waived in writing by the Agent) by October 1, 2003, this Ninth Amendment shall be of no force and effect and the parties' rights and obligations shall continue to be governed by the Loan Agreement (without giving effect to this Ninth Amendment). If the foregoing conditions subsequent are satisfied by October 1, 2003, the modifications described herein shall continue to be effective and thereafter references in this Ninth Amendment to the Loan Agreement and references in the Loan Agreement to the Agreement shall mean the Loan Agreement (or the Agreement, as applicable), as amended hereby.

                                   ARTICLE II

                  MODIFICATION OF THE REVOLVING CREDIT FACILITY

     2.1 EXTENSION OF THE LENDERS' COMMITMENT TO PROVIDE THE REVOLVING CREDIT FACILITY. Upon the effective date of this Ninth Amendment, the Lenders shall extend their commitment to provide credit to the Borrowers pursuant to the revolving credit facility described in Section 2.1 of the Loan Agreement through October 31, 2003, subject to the terms of the Loan Agreement (as amended hereby). Accordingly, upon the effective date of this Ninth Amendment, the definition of "Maturity Date" contained in Section 1.1 of the Loan Agreement shall be modified, amended, and restated as follows:

          "Maturity Date" means October 31, 2003; provided, however, that if Borrowers receive from a prospective lender that would qualify as an Eligible Transferee a commitment letter to refinance in full all of the outstanding Obligations, then the "Maturity Date" shall mean the earlier of (a) November 30, 2003, or (b) the date on which the commitment to provide funding, as set forth in the commitment letter, shall expire."

     2.2 REVOLVING CREDIT FACILITY EXTENSION FEE. Upon the effective date of this Ninth Amendment, the Borrowers shall pay the Lenders $10,000 in consideration of the Lenders' agreement to extend the Lenders' commitment in respect of the revolving credit facility governed by Section 2.1 of the Loan Agreement on the basis set forth in this Ninth Amendment.

     2.3 REDUCTION IN LENDING COMMITMENT. As of October 1, 2003, the Lenders' maximum commitment in respect of the revolving credit facility described in
Section 2.1 of the Loan Agreement shall decrease to $8,800,000. Accordingly, following the effective date of this Ninth Amendment, the definition of "Maximum Revolver Amount" contained in Section 1.1 of the Loan Agreement shall be modified, amended, and restated as follows:

     "Maximum Revolver Amount" means $8,800,000.

Upon the effective date of this Ninth Amendment, Schedule C-1 attached to this Ninth Amendment shall replace and supersede Schedule C-1 to the Loan Agreement.

     2.4 MODIFICATION OF THE BORROWING BASE. The second sentence of Section 2.1(a) of the Loan Agreement hereby is modified, amended, and restated as follows:

     "For purposes of this Agreement, 'Borrowing Base,' as of any date of determination, shall mean the result of:

          (x) 90% of the amount of Eligible Foreign Accounts, plus 80% of the amount of Eligible Domestic Accounts, plus 60% of the amount of Eligible Foreign Subsidiary Accounts, plus

          (y) the least of

               (i) $4,825,000

               (ii) 50% of the value of Eligible Inventory, and

               (iii) 100% of the amount of credit availability created by clause
               (x) above, minus

          (z) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b)."

                                  ARTICLE III

                    COLLATERAL FOR THE BORROWERS' OBLIGATIONS

     3.1 CONTINUED VALIDITY OF THE SECURITY INTERESTS AND LIENS IN THE COLLATERAL. The Borrowers hereby expressly reaffirm and acknowledge the validity of the Loan Documents, the accuracy of the information contained in those documents, and the Borrowers' grants of security interests and liens in favor of the Lenders in the Collateral. The Borrowers acknowledge and agree that the Loan Documents, and the security interests and liens created by those agreements in the Collateral, secure payment of the Obligations. Furthermore, the Borrowers acknowledge and agree that the Loan Documents, and the security interests and liens created thereby in the Collateral, shall continue in full force and effect after the execution of this Ninth Amendment.

     3.2 OTHER DOCUMENTS. The Borrowers hereby agree that until the Borrowers satisfy the Obligations in full and the Lenders have no further commitment to extend credit to the Borrowers, the Borrowers promptly shall execute and deliver to the Agent all documents reasonably deemed necessary or desirable by the Agent to create, evidence, perfect, or continue the Lenders' security interests or liens in all or any portion of the Collateral. In addition, the Borrowers hereby authorize the Agent to take such actions that the Agent deems necessary or desirable in its reasonable discretion to perfect (or continue the perfection of) the Lenders' security interests and liens in all or any portion of the Collateral (including, but not limited to, filing financing statements).

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     4.1 WAIVER OF EXISTING FINANCIAL COVENANT DEFAULTS. The Lenders hereby agree that, on the effective date of this Ninth Amendment, the Events of Default resulting from the Existing Financial Covenant Defaults shall be waived.

     4.2 RELEASE OF CLAIMS. The Borrowers hereby release and forever discharge the Agent, the Lenders, and their agents, principals, successors, assigns, employees, officers, directors, and attorneys, and each of them, of and from any and all claims, demands, damages, suits, rights, defenses, offsets, or causes of action of every kind and nature that the Borrowers (or any of them) have or may have as of the date they execute this Ninth Amendment, whether known or unknown, contingent or matured, foreseen or unforeseen, asserted or unasserted, including, but not limited to, all claims for compensatory, general, special, consequential, incidental, and punitive damages, attorney fees, and equitable relief. In that regard, the Borrowers hereby agree to waive and relinquish, and by executing this Ninth Amendment shall be deemed to have waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides that:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Furthermore, the Borrowers hereby waive any and all provisions, rights, and benefits conferred by any laws of any state or territory of the United States, or principles of common law, that are similar, comparable, or equivalent to
Section 1542 of the California Civil Code. The Borrowers recognize that the Borrowers may discover after the effective date of this Ninth Amendment facts in addition to or different from those that the Borrowers know or believe to be true with respect to the subject matter of the released claims but hereby stipulate and agree that as of the effective date of this Ninth Amendment the Borrowers fully, finally, and forever settle and release any and all released claims, known or unknown, as described above.

     4.3 LEGAL ADVICE OBTAINED. The Borrowers acknowledge that they have obtained the advice of legal counsel prior to signing this Ninth Amendment and that each of the Borrowers executes this Ninth Amendment voluntarily, with full knowledge of its significance,


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


and with the express intention of effecting the legal consequences provided by
Section 1541 of the California Civil Code (namely, the extinguishment of obligations except for the executory provisions of this Ninth Amendment).

     4.4 EXPENSES OF THE LENDERS. The Borrowers shall reimburse the Lenders for all expenses incurred by the Lenders in connection with their banking and lending relationship with the Borrowers, including, but not limited to, collateral appraisals, collateral examination and inspection costs, and the reasonable fees and expenses of legal counsel for the Lenders in connection with the analysis of the existing banking relationship among the Borrowers and the Lenders, the preparation, negotiation, closing, administration, amendment, modification, and enforcement of the Loan Agreement (as amended by this Ninth Amendment), or the agreement evidenced thereby; the preservation, protection, or disposition of the Collateral (or the Lenders' security interests therein); or as required by applicable law, rules, policies, and regulations. The amounts owed by the Borrowers pursuant to the preceding sentence of this Ninth Amendment are part of the Obligations secured by the Collateral and shall be paid by the Borrowers within ten days of the date that the Agent provides the Borrowers with written notice requesting payment of such costs and expenses, or on the Maturity Date, whichever occurs first.

                                   ARTICLE V

                          GENERAL TERMS AND CONDITIONS

     5.1 CAPTIONS. Any captions for the sections of this Ninth Amendment are for convenience only and do not control or affect the meaning or construction of any of the provisions of this Ninth Amendment.

     5.2 SEVERABILITY. If any term, condition, or provision of this Ninth Amendment, or any other document or instrument referred to in this Ninth Amendment, is held invalid for any reason, such offending term, condition, or provision shall be stricken therefrom, and the remainder of this Ninth Amendment shall not be affected thereby.

     5.3 NEGOTIATED AGREEMENT. This Ninth Amendment is a negotiated agreement. In the event of any ambiguity in this Ninth Amendment, such ambiguity shall not be subject to a rule of contract interpretation that would cause the ambiguity to be construed against any of the parties to this Ninth Amendment.

     5.4 VOLUNTARY AND ENTIRE AGREEMENT. The only consideration for the execution of this Ninth Amendment is the consideration expressly recited herein. The Loan Agreement (as amended hereby) and the other agreements and instruments referred to in this Ninth Amendment remain in full force and effect and set forth and constitute the entire agreement among the Lenders and the Borrowers with respect to the Obligations and the Collateral for the Obligations. No oral promise or agreement of any kind or nature, other than those that have been reduced to writing and set forth herein or in the other written agreements among the Lenders and the Borrowers, has been made among the Lenders and the Borrowers. The Borrowers acknowledge that they have been represented by legal counsel in connection with the negotiation and execution of this Ninth Amendment and the other agreements and instruments referred to in this

Ninth Amendment. The Borrowers voluntarily executed this Ninth Amendment and the other agreements and instruments referred to in this Ninth Amendment.

     5.5 CONTINUED EFFECTIVENESS OF THE LOAN DOCUMENTS. The Loan Documents remain in full force and effect in accordance with their terms, as modified by this Ninth Amendment.

     5.6 CONSTRUCTION AND CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between the terms of this Ninth Amendment and the terms of any other agreements or instruments referred to in this Ninth Amendment, the terms of this Ninth Amendment shall control.

     5.7 JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES HERETO REPRESENT THAT EACH HAS REVIEWED THIS AGREEMENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     5.8 WRITING REQUIREMENT. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY U.S. BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS THAT ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY U.S. BANK TO BE ENFORCEABLE.

U.S. BANK NATIONAL ASSOCIATION,       3D SYSTEMS CORPORATION,
as Agent and as a Lender              a Delaware corporation as Administrative
                                      Borrower and as a Borrower

By /s/ Raymond R. Anderson
   -------------------------------
    Raymond R. Anderson               By /s/ Peter White
    Authorized Officer                   -----------------------------------
                                         Title: VP


                                      3D CAPITAL CORPORATION,
                                      a California corporation, as Borrower


                                      By /s/ Peter White
                                         -----------------------------------
                                         Title: VP


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



                                       3D SYSTEMS FRANCE SARL,
                                       as a Borrower


                                       By /s/ Peter White
                                       -----------------------------------
                                       Title: VP



                                       3D SYSTEMS GMBH,
                                       as a Borrower


                                       By /s/ Peter White
                                       -----------------------------------
                                       Title: VP

                                     ANNEX I

             ACKNOWLEDGMENT, CONSENT, AND REAFFIRMATION OF GUARANTY


     3D Holdings, LLC ("3D Holdings") has executed a Continuing Guaranty (the "Guaranty") in favor of the Lenders whereby it unconditionally guaranteed payment and performance of the obligations of the Borrowers owing to the Lenders. 3D Holdings acknowledges the terms of the foregoing Ninth Amendment of Loan and Security Agreement and reaffirms and agrees that the Guaranty remains in full force and effect. Nothing in the Guaranty obligates the Lenders to notify the undersigned of any changes in the financial accommodations the Lenders make available to the Borrowers, or to seek reaffirmations of the Guaranty. No requirement to so notify the undersigned, or to seek reaffirmations in the future, shall be implied by the execution of this document.

     3D Holdings hereby releases and forever discharges the Agent, the Lenders, and each of their agents, principals, successors, assigns, employees, officers, directors, and attorneys, and each of them, of and from any and all claims, demands, damages, suits, rights, defenses, offsets, or causes of action of every kind and nature that 3D Holdings has or may have as of the date it executes this document, whether known or unknown, contingent or matured, foreseen or unforeseen, asserted or unasserted, including, but not limited to, all claims for compensatory, general, special, consequential, incidental, and punitive damages, attorney fees, and equitable relief. In that regard, 3D Holdings hereby agrees to waive and relinquish, and by executing this reaffirmation shall be deemed to have waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides that:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Furthermore, 3D Holdings hereby waives any and all provisions, rights, and benefits conferred by any laws of any state or territory of the United States, or principles of common law, that are similar, comparable, or equivalent to
Section 1542 of the California Civil Code. 3D Holdings recognizes that it may discover after the effective date of this document facts in addition to or different from those that 3D Holdings knows or believes to be true with respect to the subject matter of the released claims but hereby stipulates and agrees that as of the effective date of this document 3D Holdings fully, finally, and forever settles and releases any and all released claims, known or unknown, as described above.

     3D Holdings acknowledges that it has obtained the advice of legal counsel prior to signing this document and executed this document voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by Section 1541 of the California Civil Code.

     Dated as of September 30, 2003.


                         3D HOLDINGS, LLC,
                         a Delaware limited liability company


                         By /s/ Peter White
                         ------------------------------------------
                         Title: VP

                                  SCHEDULE C-1
                                   COMMITMENTS


                                 Revolver               Term Loan
         Lender                 Commitment              Commitment            Total Commitment
----------------------    ---------------------    ----------------------    ---------------------
U.S. Bank                       $8,800,000                 -0-                  $8,800,000

All Lenders                     $8,800,000                 -0-                  $8,800,000
